Exhibit 10.29

                              AMEN PROPERTIES, INC.
                            Series A Preferred Stock

                          CONSENT, WAIVER AND AMENDMENT
                          -----------------------------

     This Consent, Waiver and Amendment (this "Agreement") is made and entered into on this the 5th day of January, 2005 by and among Amen Properties, Inc. (the "Company") and the holders of the Series A Preferred Stock of Amen Properties, Inc. identified on the signature pages hereto (each, a "Holder" and collectively, the "Holders"), with reference to the following facts:

     A. Each of the Holders acquired shares of Series A Preferred Stock of the Company (the "Series A Preferred") from the Company pursuant to a stock purchase agreement (including Annex A thereto) between each Holder and the Company (each, a "Stock Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Stock Purchase Agreement.

     B. Each Holder and the Company desire to amend the Stock Purchase Agreement between such Holder and the Company as provided herein.

     C. The Certificate of Designations for the Series A Preferred provides that the Company cannot designate, sell or issue any securities with certain rights and preferences equal to or greater than the rights and preferences of the Series A Preferred.

     D. The Company has advised the Holders that the Company desires to designate, sell and issue a new series of preferred stock to be designated as Series C Convertible Preferred Stock of Amen Properties, Inc. (the "Series C Preferred"), with the terms, rights and preferences set forth in the form of the Certificate of Designations of Series C Preferred stock of Amen Properties, Inc. attached hereto as Exhibit "A" and made a part hereof for all purposes (the "Designations") which terms, rights and preferences are equal and similar to the Series A Preferred.

     E. The Holders have determined that they will consent to the Company's designation, sale and issuance of the Series C Preferred.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

     1. Amendment of Stock Purchase Agreements and Waiver.

     (a) Each Holder and the Company hereby amend the Stock Purchase Agreement between such Holder and the Company to delete Sections 5.3, 5.5 and 7 in their entirety, as well as any and all references to the Registration Statement and accompanying text throughout the Stock Purchase Agreement. Each Holder hereby waives, releases and discharges the Company from any and all claims, liabilities or obligations that the Company may have to such Holder or anyone claiming by, through or under such Holder under or in connection with Section 7 of the Stock Purchase Agreement between such Holder and the Company. The Company hereby waives, releases and discharges each Holder and any person or entity claiming by, through or under such Holder, from any and all claims, liabilities or obligations that such Holder may have to the Company under or in connection with Sections 5.3 and
     5.5 of the Stock Purchase Agreement between such Holder and the Company.


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     (b) Except as expressly amended in this Section 1, each such Stock Purchase
     Agreement shall remain in full force and effect to the extent of its terms, but nothing herein shall re-effectuate any terms thereof which have lapsed or expired.

     2. Consent of Holders. The Holders hereby consent to and approve the designation, issuance and sale by the Company of the Series C Preferred. Each Holder acknowledges that he has reviewed the Designations and understands and agrees that the terms, rights and preferences of the Series C Preferred will be equal and similar to the terms, rights and preferences of the Series A Preferred.

     3. Representations of Holders. Each Holder hereby represents and warrants to the Company that such Holder is the record and beneficial owner of the shares of Series A Preferred set forth on such Holder's signature page to this consent, that such Holder has the full power and authority to execute and deliver this Agreement with respect to those shares, and that this Agreement, when executed by the Holder, is valid and binding on the Holder and such shares.

     4. Counterparts. This Agreement may be signed in any number of counterparts so long as the Company and each Holder signs at least one such counterpart, each such counterpart shall be deemed and considered an original of this Agreement and all such counterparts shall be taken together as one document. Faxed signatures to this Agreement shall be deemed and treated as original signatures for all purposes.

                  [Remainder of Page Intentionally Left Blank]









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                                                           Amen Properties, Inc.
                                                                Series A Consent
                                                          Company Signature Page


     EXECUTED AND DELIVERED as of the date first above written.

                                       AMEN PROPERTIES, INC.


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________







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                                                           Amen Properties, Inc.
                                                                Series A Consent
                                                           Holder Signature Page


     EXECUTED AND DELIVERED as of the date first above written.


INDIVIDUAL HOLDER:                          No. of Shares of Series A Preferred:


_________________________________                      ___________
Printed Name:____________________


ENTITY HOLDER:

_________________________________
(Name of Holder)


By: _____________________________
Name: ___________________________
Title: __________________________





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